SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2001

NETMANAGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22158 (Commission File Number)	77-0252226 (IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report

ITEM 5.  OTHER EVENTS

NetManage, Inc. (“NetManage”) was advised by staff of The Nasdaq Stock Market, Inc. that the minimum bid price requirement for listing on the Nasdaq National Market will be suspended until January 2, 2002. The Company was further advised that at that time, the 30 day and 90 day periods provided by Marketplace Rule 4310(c)(8)(B) will start anew.

ITEM 7.	Financial Statement, Pro Forma Financial Information and Exhibits

(a) Financial Statements and pro forma financial information NONE

(b) Exhibits 99.1. Press Release of NetManage Inc. dated October 2, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By: /s/ Michael R. Peekham

Michael R. Peckham

Senior Vice President and Chief Financial Officer

Date: October 2, 2001

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	News Release dated October 2, 2001

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